UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 26, 2004

MERIT MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West Merit Parkway

South Jordan, Utah 84095

(801) 253-1600

(Address of Principal Executive Offices and Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition

On October 26, 2004, Merit Medical Systems, Inc. (“Merit”) issued a press release announcing its financial results for the three and nine month periods ended September 30, 2004.  The full text of Merit’s press release is furnished with this report as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure

On October 26, 2004, Merit issued a press release announcing the execution of a letter of intent to purchase MedSource Packaging Concepts of Richmond, Virginia, for an undisclosed sum.  The full text of Merit’s press release is furnished with this report as Exhibit 99.2.

The information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Merit under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Merit’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements.  Those risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of Merit’s products, potential product recalls and quality-related issues, delays in obtaining regulatory approvals, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Merit’s products obsolete, product liability claims, foreign currency fluctuations, changes in health care markets related to health care reform initiatives and litigation.  Risk factors, cautionary statements and other conditions which could cause Merit’s actual results to differ from management’s current expectations are contained in Merit’s filings with the Securities and Exchange Commission, including Merit’s Annual Report on Form 10-K for the year ended December 31, 2003.  Merit undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 99.1  Press release issued by Merit Medical Systems, Inc., dated October 26, 2004, entitled “Merit Medical Systems Reports Revenues and Earnings for Third Quarter 2004.”

Exhibit 99.2  Press release issued by Merit Medical Systems, Inc., dated October 26, 2004, entitled “Merit Medical Systems to Acquire MedSource Packaging Concepts.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

/s/ Kent W. Stanger
Kent W. Stanger
Chief Financial Officer

Date: October 26, 2004

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by Merit Medical Systems, Inc., dated October 26, 2004, entitled “Merit Medical Systems Reports Revenues and Earnings for Third Quarter 2004.”

99.2	Press release issued by Merit Medical Systems, Inc., dated October 26, 2004, entitled “Merit Medical Systems to Acquire MedSource Packaging Concepts.”